UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2024

OPENLANE, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	001-34568	20-8744739
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11299 N. Illinois Street, Suite 500
Carmel, Indiana 46032
(Address of principal executive offices)
(Zip Code)

(800) 923-3725
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	KAR	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.
(a) The annual meeting of stockholders of OPENLANE, Inc. (the “Company”) was held on June 7, 2024 (“Annual Meeting”).
(b) At the Annual Meeting, the stockholders:
•elected the director nominee designated by Ignition Parent LP (“Apax Investor”) to the Company’s Board of Directors;
•elected the other seven director nominees to the Company’s Board of Directors;
•approved, on an advisory basis, executive compensation;
•approved an amendment and restatement of the KAR Auction Services, Inc. Amended and Restated 2009 Omnibus Stock and Incentive Plan (“Omnibus Plan”); and
•ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year 2024.
The following are the final voting results for each of the five proposals voted on at the Annual Meeting.
1.Election of Director (Nominee Designated by the Apax Investor):*

NAME	FOR	AGAINST	ABSTAIN	BROKER NON VOTES
Roy Mackenzie	35,797,296	0	0	0
* As described in the Company’s proxy statement for the Annual Meeting, the holders of shares of Series A Convertible Preferred Stock, voting as a separate class, voted on the election of Mr. Mackenzie.
2.Election of Directors (Other Seven Nominees):

NAME	FOR	AGAINST	ABSTAIN	BROKER NON VOTES
Carmel Galvin	128,395,410	6,404,499	26,769	4,468,394
J. Mark Howell	133,924,558	880,258	21,862	4,468,394
Stefan Jacoby	119,134,994	15,663,836	27,848	4,468,394
Peter Kelly	133,935,301	871,329	20,048	4,468,394
Michael T. Kestner	133,140,554	1,658,632	27,492	4,468,394
Sanjeev Mehra	134,141,334	651,602	33,742	4,468,394
Mary Ellen Smith	130,844,492	3,961,183	21,003	4,468,394
3.Advisory Vote on Executive Compensation:

FOR	AGAINST	ABSTAIN	BROKER NON VOTES
130,471,731	4,107,728	247,219	4,468,394
4.Amendment and Restatement of the Omnibus Plan:

FOR	AGAINST	ABSTAIN	BROKER NON VOTES
130,024,200	4,784,703	17,775	4,468,394
5.Ratification of Appointment of KPMG LLP:

FOR	AGAINST	ABSTAIN
138,625,457	638,661	30,954

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: June 10, 2024	OPENLANE, Inc.

/s/ Charles S. Coleman
Charles S. Coleman Executive Vice President, Chief Legal Officer and Secretary